Exhibit 10.09

Confidential Treatment - All deleted information contained in this document is information that Shire Limited. has requested receive confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.  Portions of this agreement which have been deleted have been replaced by asterisks (“*****”).

REVISED AND RESTATED MASTER LICENCE AGREEMENT

THIS AGREEMENT is made the 20th day of November 1995 between

GLAXO GROUP LIMITED, a company organized and existing under the laws of England and having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford Middlesex UB6 0NN England (“GROUP”), together with

GLAXO WELLCOME INC. (formerly Glaxo Canada Inc.) a corporation organized and existing under the laws of the Province of Ontario and having its registered office at 7333 Mississauga Road North, Mississauga, Ontario L5N 6L4, Canada (“GWC”) and

GLAXO WELLCOME INC. (formerly Glaxo Inc.) a corporation organized and existing under the laws of the state of North Carolina and having its principal place of business at Five Moore Drive, Research Triangle Park, North Carolina 27709, United States of America, (“GWUS”) and

BIOCHEM PHARMA INC. (formerly IAF BioChem International Inc.) a corporation organized and existing under the laws of the Province of Quebec and having an office at 275 Armand-Frappier Blvd., Laval, Quebec, H7V 4A7 Canada (“PHARMA”) and

TANAUD HOLDINGS (BARBADOS) LIMITED, a corporation incorporated under the laws of Barbados and a wholly owned subsidiary of PHARMA (“THB”)

TANAUD INTERNATIONAL B.V. a corporation incorporated under the laws of the Netherlands and a wholly owned subsidiary of PHARMA (“TIB”) and

TANAUD LLC. a limited liability company incorporated under the laws of the State of Delaware and a wholly owned subsidiary of PHARMA (“TLLC”)

WHEREAS:

A.
GROUP, GWC, GWUS and PHARMA entered into a Master Licence Agreement dated January 31, 1990 as amended by the Addendum to Master License Agreement dated January 31, 1990, (collectively, the “Original Agreement”) and now mutually desire to replace and supersede the Original Agreement and to restate the terms of their agreement herein with effect from November 20, 1995;

B.
Since PHARMA has transferred to THB and TLLC the ownership and/or control over proprietary rights in certain patents and know-how relating to Modified Licensed Product (as hereinafter defined) and since THB has assigned and sold to TIB and TLLC the right to receive royalty payments due to PHARMA under the Original Agreement, GROUP, GWC, GWUS and PHARMA have added THB, TIB and TLLC as parties to this Agreement;

C.	PHARMA desires that Modified Licensed Product be developed and commercialized and is willing to enter into a licence and other associated agreements for these purposes;

D.
GROUP, GWC and GWUS desire to collaborate with PHARMA in the development and commercialization of Modified Licensed Product and PHARMA, THB, TlB and TLLC are willing to grant rights to GROUP, GWC and GWUS on the terms and conditions set forth herein and to·enter into a separate agreement with GWC substantially on the basis of the outline of arrangements set forth in Schedule 3 hereto.

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS

For purposes of this Agreement:

(A)
“Affiliate” means any corporation or other legal entity owning, directly or indirectly, fifty percent (50%) or more of the voting capital shares or similar voting rights of BIOCHEM or GROUP; any corporation or other legal entity fifty percent (50%) or more of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by BIOCHEM or GROUP; or any corporation or other legal entity fifty percent (50%) or more of the voting capital shares or similar voting rights of which is owned directly or indirectly by a corporation or other legal entity which owns, directly or indirectly, fifty percent (50%) or more of the voting capital shares or similar voting rights of BIOCHEM or GROUP; or any other relationship as, in fact, constitutes actual control

(B)	“BIOCHEM” means PHARMA, THB, TIB and TLLC collectively.

(C)	“Calendar Quarter” means any period of three (3) months ending on the last day of March or June or September or December

(D)	“Calendar Year” means any period of twelve (12) months ending on the last day of December

(E)	“Final Pharmaceutical Form” means any presentation of a Modified Licensed Product in any final packaged and labelled pharmaceutical dosage form suitable for sale to and use by the end-user

(F)	“FTC” means (2R,cis)-4-amino-5-fluoro-1-[2-(hydroxymethyl)-1,3-oxathiolan-5-yl]-2(lH)-pyrimidinone. Also known as:-

(2R,5S)-5-fluoro-1-[2-(hydroxymethyl)-1,3-oxathiolan-5-yl]cytosine; 524W91; 5-fluoro-21-deoxy-31. thiacytidine; FTC.

(G)	“Independent Third Party” means any person or entity other than BIOCHEM or GROUP or any Affiliate or sublicensee of BIOCHEM or GROUP

(H)
“Know-How” means all information, data, discoveries and trade secrets, whether or not reduced to writing, pertinent to Modified Licensed Product or to the manufacture or use of Modified Licensed Product, now or hereafter owned or controlled by BIOCHEM

(I)
“Licensed Patents” means the patents and patent applications set forth in Schedule 2 hereto, and any patents filed or obtained in any country corresponding to the patents listed on Schedule 2, as well as any additional patents issued or granted on additional patent applications in any country relating to Modified Licensed Product or its method of manufacture or use, or intermediates therefor, or formulations thereof, and any continuations, continuations-in-part, divisions, registrations, confirmations, reissues, renewals or extensions of term thereof, and any registrations or confirmations of any United States patents listed on Schedule 2 or any application or any additional United States patents relating to Modified Licensed Product or its method of manufacture or use, or intermediates therefor, or formulations thereof, now or hereafter owned or controlled by BIOCHEM

(J)
“Modified Licensed Product” means (2R,cis)-4-amino-1-(2-hydroxymethyl-1,3-oxathiolan-5-y1)-(1H)-pyrimidin-2-one {also known as 4-amino-l-(2R-hydroxymethyl-[1,3]oxathiolan-5S-y1)-(1H)-pyrimidin-2-one; (2R-cis)-4-amino-1[2-(hydroxymethyl)-1,3-oxathiolan-5-y1]-2-(1H)-pyrimidone; 2’3’-dideoxy,3’-thiacytidine; lamivudine and 3TC}, the corresponding 2S-enantiomer and mixtures of the R- and S-enantiomers in any ratio including racaemic mixtures.

(K)
“Net Invoiced Sales Value” means the gross invoice price charged for Modified Licensed Product sold by GROUP or its Affiliates or its sublicensees to an Independent Third Party, less all allowances or credits granted on·such sales, including those in respect of rejected or returned goods, recalls, transportation charges or allowances, insurance charges, normal and customary trade, quantity and trade discounts, rebates and taxes, other than income taxes, and other governmental charges on, or measured by, the sale, transportation, or use of such Modified Licensed Product, which GROUP and/or its Affiliates and/or its sublicensees has or have to pay or absorb on such sales

(L)	“Net Sales” in any Calendar Quarter means:

(i)
in the case of any Modified Licensed Product sold in a particular country hereunder by GROUP and/or its Affiliates and/or its sublicensees in Final Pharmaceutical Form to an Independent Third Party, uncompounded and not packaged with any other active therapeutic and/or prophylactic ingredient, the Net Invoiced. Sales Value of such Modified Licensed Product;

(ii)
in the case of any Modified Licensed Product sold in a particular country hereunder by GROUP and/or its Affiliates and/or its sublicensees in Final Pharmaceutical Form to an Independent Third Party, compounded, packaged or sold with any other active therapeutic and/or prophylactic ingredient, such that one price is charged for such combination the value of the total declared amount of the Modified Licensed Product contained therein as agreed by discussion between GROUP and PHARMA. If the value cannot be agreed then it shall be decided by an independent accountant mutually acceptable to GROUP and PHARMA whose decision shall be binding upon them;

For greater clarity, the “total declared amount” shall mean the amount of active ingredient in the Modified Licensed Product as specified on the label or package and as approved for that dosage form by the governing health authority. For example, “100 mg” means the total declared value will be 100 milligrams of active ingredient, even though the actual formula for manufacture and formulation of such dose of Modified Licensed product may require a different amount of active ingredient to achieve an effective dose; and

(iii)
in the case of any Modified Licensed Product sold in a particular country hereunder by GROUP and/or its Affiliates and/or its sublicensees in bulk to an Independent Third Party, the Net Invoiced Sales Value of such Modified Licensed Product sold by said Independent Third Party in Final Pharmaceutical Form

(M)	“Parties to the first part of this Agreement” means GROUP, GWC and GWUS

(N)	“Patent Expenses” means all external fees and costs

(i)
incurred by GROUP in accordance with the Original Agreement up to November 19, 1995, in financing the patenting activities set forth in Paragraph 8 of the Original Agreement in relation to Modified Licensed Product and Residual Product, and

(ii)	incurred by GROUP from November 20, 1995 in financing the patenting activities set forth in paragraph 7 hereof, in relation to Modified Licensed Product only.

Patent Expenses shall include, but shall not be limited to, all official fees and reasonable independent attorneys’ charges arising from preparation, filing, prosecution, maintenance and defence [except as arising under the provisions of subparagraph 7(I)] of the Licensed Patents, and translation charges

(O)
“Residual Product” means any compound falling within the general formulae set out in Schedule 1, but excluding those products covered by the definition of Modified Licensed Product, and also excluding FTC.

(P)	“Territory” means all countries of the world except Canada and the USA.

(Q)	“USA” means the United States of America and its possessions and territories

2.	GRANT OF RIGHTS

(A)	BIOCHEM hereby grants to GROUP, for all purposes, in the Territory:

(i)	the exclusive right under Licensed Patents to develop, register, manufacture, have manufactured, use and sell Modified Licensed Product; and

(ii)
the exclusive right under Know-How to develop, register, manufacture, have manufactured, use and sell Modified Licensed Product, including the right to disclose such Know-How in the circumstances specified in paragraph 8 hereof

GROUP may exercise the said rights through its Affiliates and Independent Third Party consultants, contract manufacturers and distributors: PROVIDED THAT GROUP shall remain responsible for the performance by such Affiliates, consultants, contract manufacturers and distributors of any obligations imposed on GROUP by this Agreement

(B)	BIOCHEM hereby grants to GWC in Canada (which term shall include its territories and possessions):

(i)	the sole right in conjunction with PHARMA under Licensed Patents to develop, register, manufacture, have manufactured, use and sell Modified Licensed Product; and

(ii)	the sole right in conjunction with PHARMA under Know-How to develop, register, manufacture, have manufactured, use and sell

Modified Licensed Product, including the right to disclose such Know-How in the circumstances specified in paragraph 8 hereof

GWC shall exercise the said rights in the manner described in this Agreement and the Partnership Agreement set forth in Schedule 3 hereto. Without derogation from the general applicability of the previous sentence GWC may exercise the said rights through its Affiliates and Independent Third Party consultants, contract manufacturers and distributors: PROVIDED GWC shall remain responsible for the performance by such Affiliates, consultants, contract manufacturers and distributors of any obligations imposed on GWC by this Agreement

(C)	BIOCHEM hereby grants to GWUS in the USA:

(i)	the exclusive right under Licensed Patents to develop, register, manufacture, have manufactured, use and sell Modified Licensed Product; and

(ii)
the exclusive right under Know-How to develop, register, manufacture, have manufactured, use and sell Modified Licensed Product, including the right to disclose such Know-How in the circumstances specified in paragraph 8 hereof

GWUS may exercise the said rights through its Affiliates and Independent Third Party consultants, contract manufacturers and distributors: PROVIDED THAT GWUS shall remain responsible for the performance by such Affiliates, consultants, contract manufacturers and distributors of any obligations imposed on GWUS by this Agreement.

(D)
GROUP in the Territory and GWUS in the USA shall have the right to grant sublicences of GROUP’s and GWUS’ respective rights under the Licensed Patents and Know-How: PROVIDED THAT GROUP and GWUS shall each remain “responsible for the performance by it and by its sublicensees of any obligations imposed on GROUP or GWUS hereunder. GROUP and GWUS shall provide BIOCHEM with prior written notice of the identity of any such proposed sublicensee(s) and shall not formally appoint the organization identified as a sublicensee unless and until BIOCHEM shall have given its approval to such appointment, it being understood that such approval shall not be unreasonably withheld or delayed

(E)	GROUP, GWUS and GWC grant back to BIOCHEM the rights to the Residual Products which GROUP, GWUS and GWC held under the Original Agreement: PROVIDED THAT

(i)	BIOCHEM shall not exploit commercially any Residual Product outside the Field (hereinafter in subclause (E)(v) defined) between *****

After November 19, 1999, if BIOCHEM seeks through an Independent Third Party to exploit commercially any Residual Product outside the Field, it shall offer to GROUP a first right to negotiate an exclusive licence for such Residual Product.

Further, if GROUP wishes to exploit commercially a Residual Product, GROUP may seek a licence from BIOCHEM. The terms of such licence, if any, shall be as agreed between BIOCHEM and GROUP; PROVIDED THAT BIOCHEM shall not be obligated to entertain discussions or negotiations pertaining to, or conclude, such a license with GROUP.

(ii)	BIOCHEM shall not exploit commercially any Residual Product within the Field until the patent for such Residual Product expires.

(iii)
BIOCHEM shall not exploit commercially any compound tested under the Sponsored Research Agreement dated January 1, 1990 between BIOCHEM and GWC as amended (the “SRA”) between ***** if BIOCHEM seeks through an Independent Third Party to exploit commercially any such compound it shall offer to GROUP a first right to negotiate an exclusive licence for such compound.

(iv)	GROUP and GWUS shall not exploit commercially any compound within the Field with the principal purpose of reducing the royalty payable to BIOCHEM under this Agreement.

(v)	In this paragraph 2(E), a Residual Product or compound shall be regarded as exploited within the Field if that Residual Product or compound:

a)     is a cytidine L nucleoside analogue with no distinct biological difference to Modified Licensed Product,

b)     has such similar therapeutic properties and such an absence of distinguishing therapeutic advantages compared to Modified Licensed Product as to be perceived as clinically interchangeable, and

c)     has its sole clinical use as a direct therapeutic substitute or replacement for Modified Licensed Product, without any improved ability to compete with other compounds in the field other than Modified Licensed Product.

Furthermore, the term “exploited outside the Field”, shall be construed in accordance with this subclause.

(F)
BIOCHEM acknowledges that the obligations imposed on BIOCHEM as set out in paragraph 2(E) mean that BIOCHEM shall not directly or indirectly manufacture, have manufactured, use or sell, a Residual Product or compound (for the purposes of this Section 2(F) collectively a “Compound” other than in accordance with that paragraph. The restriction on use shall not preclude BIOCHEM from conducting research and development activities related to Compounds.

BIOCHEM acknowledges that where the provisions of paragraph 2(E) require BIOCHEM to offer to GROUP a first right to negotiate, BIOCHEM shall provide to GROUP a written notice of BIOCHEM’s intention to exploit a Compound and allow GROUP thirty (30) days from the date of such notice to provide to BIOCHEM return written notice indicating whether or not GROUP wishes to enter into negotiations with BIOCHEM for an exclusive worldwide licence for a Compound, with the right to sublicense.

Where GROUP indicates to BIOCHEM in its return notice GROUP’s wish to commence negotiations, BIOCHEM shall provide to GROUP all relevant information concerning the Compound to allow GROUP and BIOCHEM to conduct negotiations toward an exclusive licence agreement for the Compound.

Where these license negotiations are not completed within ninety (90) days from the date of GROUP’s receipt of the written notice, or GROUP indicates that it does not wish to further consider such Compound, BIOCHEM shall be allowed to exploit such Compound or to grant to an Independent Third party the right to exploit such Compound; PROVIDED THAT BIOCHEM will not offer more favourable terms to any Individual Third Party without first offering such more favourable terms exclusively to GROUP. If BIOCHEM desires to sign with an Independent Third Party dealing at arm’s length with BIOCHEM a licence containing more favourable terms than those offered to GROUP hereunder (the “Third Party Offer”), BIOCHEM shall, once the details of the licence agreement shall have been negotiated between BIOCHEM and such Independent Third Party, offer (the “GROUP Offer”) to GROUP the right to execute an exclusive licence agreement upon the same terms and conditions as those contained in the Third Party Offer. The GROUP Offer and a copy of the Third Party Offer shall be sent to GROUP and shall be open for acceptance by GROUP for thirty (30) days from the receipt of the Group Offer by GROUP. GROUP shall be obliged by notice to BIOCHEM within the said thirty (30) days, either to accept or refuse the GROUP Offer. If GROUP accepts the GROUP Offer, GROUP and BIOCHEM shall execute the GROUP Offer immediately following receipt by BIOCHEM of the notice of acceptance of GROUP. If GROUP refuses the GROUP Offer or fails to notify BIOCHEM of its decision within the said thirty (30) days, BIOCHEM shall be free to execute the Third Party Offer.

In determining whether any terms are more favourable than terms offered to GROUP, regard shall be had to the totality of the terms rather to any single component or parts thereof.

GROUP, GWUS and GWC grant back to BIOCHEM the right to FTC which GROUP, GWUS and GWC held under the Original Agreement

3.	CONSIDERATION

(A)	In consideration of the rights granted to GROUP herein, GROUP has paid to PHARMA and TIB collectively in accordance with the Original Agreement the sum of *****

(B)	In consideration of the rights granted to GROUP herein, GROUP shall pay to TIB a royalty on GROUP’s Net Sales of any Modified Licensed Product as follows:

(i)
in each country of the Territory, for so long as there is in that country a Licensed Patent covering the particular Modified Licensed Product sold in such country by GROUP or its Affiliates or its sublicensees, the said royalty shall be ***** Net Sales of that Modified Licensed Product;

(ii)
if there is no Licensed Patent covering a particular Modified Licensed Product sold in any country in the Territory by GROUP, or its Affiliates or its sublicensees, the said royalty shall be ***** of Net Sales of that Modified Licensed Product, and such royalty shall be paid for a period  of ***** from the date of first commercial sale of that Modified Licensed Product in that country;

(iii)
if a Licensed Patent exists in any such country but is declared invalid by a court of competent jurisdiction from which no appeal has been or can be made such that it no longer validly covers a particular Modified Licensed Product sold the said royalty shall be ***** of Net Sales of that Modified Licensed Product, commencing on the date of declaration of invalidity and continuing for the balance of the period of ***** from the date of first commercial sale of that Modified Licensed Product in that country; and

(iv)
upon the expiration of the last-to-expire Licensed Patent in any country in the Territory covering a particular Modified Licensed Product sold in such country by GROUP or its Affiliates or its sublicensees, GROUP shall have no further royalty obligation for sales in such country of that Modified Licensed Product

(C)	GROUP shall not be obliged to pay royalties at the full rate set forth in subparagraph 3(B)(i) on Net Sales of a Modified Licensed Product sold in a given country in the Territory by GROUP, or its Affiliates or its sublicensees, if no patent covering the manufacture, use, or sale of Modified Licensed Product has yet proceeded to grant or issue; it being understood and agreed that in such countries such royalties shall be paid at the reduced rate in accordance with the provisions of subparagraph 3(B)(ii) until such time as a patent is granted or issued, covering the manufacture, use, or sale of that Modified Licensed Product by GROUP or its Affiliates or its sublicensees, whereupon GROUP shall pay when royalties next fall due under the provisions of paragraph 4 an additional lump sum royalty of ***** on Net Sales of Modified Licensed Product sold from the date of commercial sale of Modified Licensed Product in that country until the date of grant or issue of such patent in that country and shall pay royalties on Net Sales at the full rate set forth in subparagraph 3(B)(i) for the Modified Licensed Product concerned in the relevant country with effect from the date of grant or issue of such patent in that country

(D)
In the event that any patent included among the Licensed Patents is declared invalid by a court of competent jurisdiction from which no appeal has been or can be made such that it no longer validly covers the Modified Licensed Product sold, royalties pertaining to that patent shall, from the date of such declaration, cease to be made at the full rate set forth in subparagraph 3(B)(i) but shall instead be made at the reduced rate set forth in subparagraph 3(B)(iii)

(E)
The Patent Expenses incurred by GROUP and ***** of the payments made by GROUP pursuant to subparagraph 3(A) shall be deducted from royalty payments arising under subparagraph 3(B) using the following procedure: at the end of the Calendar Year in which the first commercial sale of a Modified Licensed Product takes place, the Patent Expenses and ***** being ***** of the total payments made pursuant to subparagraph 3(A) incurred to date, shall be calculated and added together to determine the “Royalty Credit.”· Said Royalty Credit shall be deducted in whole or in part to a maximum of ***** the royalties due in each Calendar Quarter, from the royalties due for the first Calendar Quarter in which royalties are due, and each Calendar Quarter thereafter until the total deductions made equal the Royalty Credit. In the event that the said total deductions made in a Calendar Quarter do not equal the outstanding balance of the Royalty Credit, deductions from royalties will continue to be made in each successive Calendar Quarter in accordance will the aforesaid procedure until GROUP has recovered the full Royalty Credit. At the end of each Calendar Quarter, after the Calendar Quarter during which the first commercial sale of a Modified Licensed Product took place, the Royalty Credit shall be recalculated by adding to it any further Patent Expenses incurred during the Calendar Quarter just ended, and subtracting from the resulting sum the deductions made from royalties during the previous Calendar Quarter.

Such Patent Expenses deductions from royalty payments shall be calculated separately for Modified Licensed Products which are sold for significantly different indications, such that the Patent Expenses attributable to one indication are deducted from the royalties payable on Net Sales of Modified Licensed Product for that indication.

(F)
If, in order to manufacture, have manufactured, use or sell Modified Licensed Product GROUP shall decide following reasonable consultation with BIOCHEM that it or its Affiliates or sublicensees shall require any indemnifications relating to, or licenses under, any patents owned in whole or in part in the Territory by an Independent Third Party which cover Modified Licensed Product or formulations or uses thereof or processes for or intermediates used in the manufacture thereof the amount of the royalty payable to TIB by GROUP on Net Sales of Modified Licensed Product in the Territory in any Calendar Quarter shall be reduced by the amount of royalty and/or lump sum payments that GROUP or its sublicensees shall be required to pay to such Independent Third Party in consideration of its activities in respect of Modified Licensed Product in that Calendar Quarter: PROVIDED THAT, irrespective of the number of such arrangements made with Independent Third Parties, the total permitted royalty reduction shall not exceed ***** of the amount that would otherwise be payable by way of royalty by GROUP to TIB on Net Sales of such Modified Licensed Product in the Territory in the said Calendar Quarter.  GROUP shall provide TIB with documentation of such royalties or such lump sum payments so paid to any Independent Third Party

(G)	In consideration of the rights granted to GWUS herein, GWUS has paid to PHARMA, TIB and TLLC collectively in accordance with the Original Agreement the sum of *****

(H)	In consideration of the rights granted to GWUS herein, GWUS shall pay to TLLC a royalty on GWUS’ Net Sales of any Modified Licensed Product as follows:

(i)	***** commencing on ***** or sales made until *****

(ii)	***** commencing on ***** or sales made until December 30, 1998; and

(iii)	***** commencing December 31, 1998.

PROVIDED THAT

(a)	such royalty rates shall be payable for so long as there is in the USA a Licensed Patent covering the particular Modified Licensed Product sold in the USA by GWUS;

(b)
if there is no Licensed Patent covering a particular Modified Licensed Product sold in the USA by GWUS, the royalty rates applicable to such Modified Licensed Product shall be reduced to ***** Net Sales of that Modified Licensed Product respectively, for the relevant time periods set out above and such royalty rates shall be paid for a period ***** from the date of first commercial sale of that Modified Licensed Product in the USA;

(c)
if a Licensed Patent exists in the USA but is declared invalid by a court of competent jurisdiction from which no appeal has been or can be made such that it no longer validly covers a particular Modified Licensed Product sold the said royalty rates shall be reduced to ***** of Net Sales of that Modified Licensed Product respectively, for the relevant time periods set out above, commencing on the date of declaration of invalidity and continuing for the balance of the period of ***** from the date of first commercial sale of that Modified Licensed Product in the USA; and

(d)
upon the expiration of the last-to-expire Licensed Patent in the USA covering the particular Modified Licensed Product sold in the USA by GWUS, GWUS shall have no further royalty obligation for sales in the USA of that Modified Licensed Product

(I)
***** of the total payments made pursuant to subparagraphs 3(G) hereof shall constitute a “Royalty Credit” to GWUS. Said Royalty Credit shall be deducted in whole or in part from the royalties due from GWUS to TLLC in accordance with the procedure, mutatis mutandis, set forth in subparagraph 3(E). Furthermore the provisions of subparagraph 3(F) shall apply mutatis mutandis to any arrangements made by or for the benefit of GWUS with Independent Third Parties. PROVIDED THAT, irrespective of the number of such arrangements made with Independent Third Parties, the total permitted royalty reduction shall not exceed a maximum of ***** from GWUS to TLLC on Net Sales of such Modified Licensed Product in the USA in the said Calendar Quarter.

(J)
Nothing contained herein shall obligate GROUP or GWUS to pay royalties on sales of Modified Licensed Product to its Affiliates or its sublicensees or to pay more than one royalty on sales of any specific units of Modified Licensed Product

4.	ACCOUNTING

(A)
GROUP shall deliver to TIB for Net Sales in the Territory, and GWUS shall deliver to TLLC for Net Sales in the USA, written statements of and the royalties due thereon in each Calendar Quarter, on or before the thirtieth (30th) day following the end of that Calendar Quarter. In

GROUP’s statements, Net Sales shall be expressed separately for major countries and convenient groupings of other countries, and separately where Modified Licensed Product is sold for significantly different indications.

(B)
GROUP shall, on or before the sixtieth (60th) day following the end of each Calendar Quarter, pay to TIB or to whomsoever BIOCHEM shall direct in writing in pounds sterling to a bank designated in writing by BIOCHEM (or in such other currency or manner as may be agreed between the parties from time to time), the amount of such royalties shown in each written statement to be due, less any permitted deduction pursuant to subparagraph 3(E) and/or 3(F) hereof. All foreign currencies shall be converted into pounds sterling or other agreed currency at the rate of exchange published in the Financial Times of London or in any other financial source mutually agreed upon between the parties on the last business day of the Calendar Quarter in question

(C)
GWUS shall, on or before the sixtieth (60th) day following the end of each Calendar Quarter, pay to TLLC or to whomsoever BIOCHEM shall direct in writing in United States dollars to a bank designated in writing by BIOCHEM (or in such other currency or manner as may be agreed between the parties from time to time), the amount of such royalties shown in each written statement to be due, less any permitted deduction pursuant to subparagraph 3(I) hereof.

(D)
Any tax which GROUP or its Affiliates or GWUS is required to pay or withhold with respect to payments to be made to TIB, TLLC or BIOCHEM hereunder shall be deducted from the amount otherwise due: PROVIDED THAT, in regard to any such deduction, GROUP shall give BIOCHEM such assistance as may reasonably be necessary to enable or assist BIOCHEM to claim exemption therefrom or a reduction thereof and shall upon request provide documentation from time to time as to confirm the payment of the tax

(E)
GROUP and GWUS shall each keep books and records in sufficient detail to determine the calculation of royalties payable by GROUP and GWUS hereunder. Such books and records shall, at·the request and expense of BIOCHEM, be made available for reasonable review by an independent, certified public accountant acceptable to both parties for the sole purpose of verifying the accuracy of the royalty payments made by GROUP and GWUS under this Agreement: PROVIDED THAT if an inaccuracy in the royalty payments of greater than five percent (5%) is determined by such a review the cost of the review shall be borne by GROUP or GWUS. Such review shall be conducted no more frequently than once per Calendar Year and shall be scheduled during ordinary business hours. Such books and records shall be retained by GROUP and GWUS for three (3) years from the date of their origin: PROVIDED THAT, if a review is requested during the third year, each such book and record subjected to review shall be retained for one (1) year beyond the completion of the review

5.	EXCHANGE OF INFORMATION AND REPORTS

(A)
Promptly upon execution of this Agreement, BIOCHEM shall, insofar as it has not already done so, and, insofar as it is not precluded by statute or regulation, communicate to GROUP all Know-How in its possession at that time. Thereafter, BIOCHEM shall, insofar as it is not precluded by statute or regulation, promptly communicate to GROUP all Know-How that it generates or acquires

(B)
GROUP shall promptly provide to BIOCHEM all relevant information related to the Modified Licensed Product on a timely basis. BIOCHEM shall have prompt access to marketing plans for Modified Licensed Product through GROUP. GROUP shall provide to BIOCHEM quarterly written reports on the progress of the technical development of Modified Licensed Product. GROUP shall provide BIOCHEM with periodic summary reports on its progress in seeking regulatory approval for Modified Licensed Product and of plans for launch of Modified Licensed Product in the USA and in countries of the Territory and of the anticipated commercial potential therefor in such countries

(C)
The parties will each identify individual employees within their respective organizations who will be responsible as contacts for the information exchange activities required herein. Each party will advise the other parties of the identity of its selected individuals within thirty (30) days following the signing of this Agreement, and within thirty (30) days of any change to that selection. The selected individuals will meet at least three (3) times per year.

(D)
BIOCHEM shall promptly provide to GROUP all information in its possession or control concerning side-effects, injury, toxicity or sensitivity reaction and incidents or severity thereof associated with all uses, studies, investigations or tests with Modified Licensed Product (animal or human) throughout the world, whether or not determined to be attributable to Modified Licensed Product

(E)	The parties will cooperate in arranging scientific meetings, announcing the results of clinical trials and distributing appropriate information to the public in a timely manner

(F)
GROUP and its Affiliates shall, at their own expense, pursue with reasonable diligence and use every reasonable effort to develop Modified Licensed Product for use in treatment of Hepatitis B. Although GROUP shall have the principal responsibility for the development of Modified

Licensed Product it shall generally cooperate with BIOCHEM in the developmental activities

6.	EXPLOITATION OF MODIFIED LICENSED PRODUCT

(A)
GROUP shall use commercially reasonable efforts to launch Modified Licensed Product in such countries of the Territory where it believes there to be significant commercial potential for Modified Licensed Product and it shall also use commercially reasonable efforts, consistent with GROUP’s sound and reasonable business practice and judgement, to maximize sales of Modified Licensed Product in such countries of the Territory.

(B)
PHARMA and GWC shall enter into a Partnership Agreement as set out in Schedule 3 hereto and establish a partnership (hereinafter called “the Partnership”) to exploit Modified Licensed Product in Canada.

(C)
GWUS shall use commercially reasonable efforts, consistent with GWUS’ sound and reasonable business practice and judgment, to maximize sales of Modified Licensed Product in the USA. GWUS will hold the NDA for Modified Licensed Product but shall make suitable reference to PHARMA in compliance with FDA requirements, on all packaging and promotional materials.

(D)	GROUP shall supply to GWC at GROUP’s expense any and all supplies of Modified Licensed Product for

(i)	clinical evaluation packages to health care personnel,

(ii)	compassionate use, and

(iii)	samples requested by government.

(E)
GROUP and GWUS shall be free to set prices for Modified Licensed Product as they choose taking into account cost of manufacture, market conditions and all other relevant factors but GROUP and GWUS shall not set such a price with the principal purpose of reducing the royalties payable to BIOCHEM under this Agreement.

7.	PATENTS

(A)	BIOCHEM shall undertake and/or continue at the expense of, and in full consultation with, GROUP or its designated Affiliate:

(i)
the filing of any additional patent applications in the Territory and USA and Canada based upon patent applications set out in Schedule 2 hereto or relating to Modified Licensed Products: PROVIDED THAT BIOCHEM shall consult with GROUP regarding countries in which such additional patent applications should be filed and shall also file patent applications in those countries where GROUP requests that BIOCHEM files;

(ii)
prosecuting all pending and new patent applications included within Licensed Patents and responding to oppositions or any other form of action for invalidity or revocation of patent rights filed by third parties against the grant of patents for such applications [except as arising under subparagraphs 7(H) and 7(I)]; and

(iii)
maintaining in force any patents and patent applications included within Licensed Patents by duly filing all necessary papers and paying any fees required by the patent laws of the particular country in which such patents were granted or such patent applications were filed

(B)
BIOCHEM may use independent patent counsel and/or advisors satisfactory to BIOCHEM and GROUP for the purposes of the activities to be conducted pursuant to subparagraph 7(A). BIOCHEM shall provide to GROUP copies of all documents relating to the prosecution of all patent applications. BIOCHEM shall provide to GROUP every six (6) months a report on its progress in seeking patent protection pursuant to subparagraph 7(A)

(C)
BIOCHEM shall notify GROUP in a timely manner of any decision to abandon a patent application or an issued patent included within Licensed Patents. Thereafter GROUP shall have the option of continuing to prosecute any such patent application or of keeping the issued patent in force

(D)
BIOCHEM shall execute, and BIOCHEM agrees to procure from any inventor(s) or the beneficiaries or executors of such inventor(s), his or her agreement to execute all documents and perform all acts, at GROUP’s expense, reasonably necessary to file, prosecute, maintain and enforce the Licensed Patents.

(E)
GROUP and GWUS shall each be entitled to offset all Patent Expenses incurred by it under this Paragraph 7 against royalties due under subparagraph 3(B) and 3(H) respectively, in accordance with the Royalty Credit provisions set forth in subparagraphs 3(E) and 3(I)

(F)	GROUP, GWUS and BIOCHEM shall cooperate fully on all matters relating to the filing, prosecution and maintenance of Licensed Patents

(G)
Recognizing the interests of the parties in avoiding disclosures that might prejudice the Licensed Patents, it is hereby agreed that GROUP, GWUS and BIOCHEM shall have the right to make publications or presentations relating to Modified Licensed Product PROVIDED THAT the party intending to publish shall furnish the other with a copy of the manuscript for any proposed publication or presentation no later than ninety (90) days prior to the submission of such proposed publication or presentation to a journal, editor, or other third party for the purpose of review and comment. The other party shall have the right to request modifications of any manuscript to be published or presented, if such manuscript will jeopardize a patent application, patent, trade secret, or other proprietary right relating to this Agreement. If the party intending to publish does not agree with such modification, the parties shall consult independent patent counsel satisfactory to both parties, whose determination shall be binding. Either party shall also have the right to request a reasonable additional period of time in which to obtain, as necessary in its sole discretion, additional patent protection, before information contained in a manuscript is published or presented by the other

(H)
In the event that BIOCHEM, GROUP or GWUS determines that an Independent Third Party is making, using, or selling a product that may infringe a Licensed Patent, it will promptly notify the other party in writing. GROUP or GWUS may, at its sole option, bring suit against such alleged infringer. In the event that GROUP or GWUS decides to bring suit, it shall give prompt written notice to BIOCHEM of that fact, and BIOCHEM shall take all reasonable steps to assist GROUP or GWUS in such suit. GROUP or GWUS shall be entitled to all amounts recovered in such suit, except that BIOCHEM shall have the right to elect to pay up to ***** of the litigation costs and receive a percentage of any recovery equal to the percentage of litigation costs paid. BIOCHEM must make such election within sixty (60) days of its receipt of GROUP’s or GWUS’ notice that GROUP or GWUS respectively has decided to bring suit. BIOCHEM shall also have the right to be represented by separate counsel at its own expense in any such suit. GROUP or GWUS shall have control over any such suit, and decisions as to settlement, methods and/or terms and conditions for resolving the suit shall be made by GROUP or GWUS after consultation with BIOCHEM. If GROUP or GWUS elects not to bring a suit against the alleged infringer, it shall promptly notify BIOCHEM of that fact, and BIOCHEM shall have the right to commence such action at its own cost and expense, in which case BIOCHEM shall be entitled to all amounts recovered in such action. GROUP or GWUS shall take all reasonable steps to assist BIOCHEM in such suit

(I)
In the event that GROUP or its Affiliates or its sublicensee(s) is or are sued by an Independent Third Party charging patent infringement for the manufacture, use or sale of a Modified Licensed Product, GROUP shall promptly notify BIOCHEM and both parties shall meet to consider a common strategy for responding to the suit. Failure to agree upon a strategy will result in the matter being referred to independent patent counsel satisfactory to both parties whose determination shall be binding. BIOCHEM shall take all reasonable steps to assist GROUP in the response to such suit which response shall be progressed by GROUP in full consultation with BIOCHEM. GROUP shall be entitled to withhold up to ***** of the royalties otherwise payable to BIOCHEM until such time as the suit is resolved or settled, and use that withheld royalty to cover external legal defence costs incurred in such infringement suit. If GROUP avails itself of the provisions of this paragraph, GROUP agrees to supply BIOCHEM with documentation to confirm the legal costs incurred

(J)	BIOCHEM shall inform GROUP of any change in the status of any patent related to Residual Products where such change will entitle GROUP to rights to those Residual Products in this Agreement.

8.	CONFIDENTIALITY

Unless otherwise provided for in this Agreement, the parties shall treat any and all information and data (including Know-How) received or derived under this Agreement as strictly confidential, and shall not disclose the same to any Independent Third Party for the period of thirty (30) years from the date first above written, except for information which:

(A)	is or shall have been known to the receiving party prior to the disclosure by the other party as evidenced by written record or other proof; or

(B)	is or shall have been public knowledge through no fault of the receiving party; or

(C)	is acquired lawfully by the receiving party from a third party that has no confidentiality obligation to the disclosing party; or

(D)
the receiving party needs to disclose to a third party for the purposes of this Agreement: PROVIDED, HOWEVER, THAT such third party shall be bound by a similar confidentiality obligation, and the disclosing party shall take such action as is necessary to procure that any such information revealed is treated as strictly confidential, including obtaining a signed confidential disclosure agreement

Notwithstanding the above, the parties may disclose such information:

(i)	to their employees;

(ii)
in the case of GROUP and GWUS, to their Affiliates and employees, their sublicensees and employees and to Independent Third Party consultants and contractors subject to such consultants and contractors entering into suitable secrecy agreements with GROUP, GWUS or their Affiliates. GROUP, GWUS or their Affiliates shall promptly notify BIOCHEM of any such agreements and provide copies of such agreements to BIOCHEM;

(iii)
in the case of GWC, to its Affiliates and employees, and to Independent Third Party consultants and contractors subject to such consultants and contractors entering into suitable secrecy agreements with GWC or its Affiliates. GWC or its Affiliates shall promptly notify BIOCHEM of any such agreements and provide copies of such agreements to BIOCHEM;

(iv)	to competent government agencies; and

(v)	as required by law;

to the extent such disclosure is necessary to achieve the purposes of this Agreement

9.	INDEMNIFICATION

(A)
GROUP shall indemnify, protect and hold BIOCHEM and BIOCHEM’s directors, officers, employees and agents harmless against any and all losses, damages, fines, costs, expenses (including attorneys’ fees) and liabilities (including but not limited to claims, actions, legal proceedings or lawsuits, based on any civil or criminal claims of liability, including without limitation, negligence, gross negligence, recklessness, willful misconduct, product liability, strict liability, breach of express or implied warranty, fraud, misrepresentation, or violation of any statute, regulation or rule) (referred to collectively as “Liabilities”), asserted at any time arising out of or involving GROUP’s or its Affiliates’ or sublicensees’ development, manufacture, use or sale of Modified Licensed Products. Such indemnification shall not extend to Liabilities to the extent that they result from the negligence, recklessness, willful misconduct or fraud of BIOCHEM, its directors, officers, employees or agents. To the extent such Liabilities result from the negligence, recklessness or willful misconduct or fraud of or by BIOCHEM, its directors, officers, employees and agents, BIOCHEM shall indemnify, protect and hold harmless GROUP and GROUP’s directors, officers, employees, agents, Affiliates and sublicensees against any and all such Liabilities

(B)
A party seeking indemnification under section 9(A) (hereinafter called the “Indemnified Party”) shall give prompt written notification to the party from whom indemnification is sought (hereinafter called the “Indemnifying Party”) or any claims, actions, legal proceedings or lawsuits for which the Indemnified Party may assert indemnification from the Indemnifying Party under this Agreement. The Indemnifying Party shall have the right, at its own cost to defend any such claim, action, legal proceeding or lawsuit. The Indemnified Party shall have the right to be represented by separate counsel at its own expense, in any such claim, action, legal proceeding or lawsuit. The Indemnifying Party shall have control over any such suit and any decisions as to settlement, method and/or terms and conditions for resolving the suit shall be made by the Indemnifying Party after consultation with the Indemnified Party.

(C)
The Indemnified Party agrees to provide reasonable assistance to the Indemnifying Party which may be necessary or desirable for the defence and/or settlement of any such claim, action, legal proceeding or lawsuit. The Indemnifying Party shall reimburse the Indemnified Party for its reasonable out-of-pocket expenses related thereto.

10.	TERM

This Licence Agreement shall commence with effect from 20 November 1995 and from that date shall replace the Original Agreement. Unless sooner terminated as provided herein, this Licence Agreement shall expire

(i)	upon the expiration date of the last to expire Licensed Patent, or

(ii)
in the absence of any such Licensed Patent, upon the ***** anniversary of the date of first commercial sale of Modified Licensed Product by GROUP, or its Affiliates or its sublicensees, in the particular country in the Territory wherein GROUP or its Affiliates or its sublicensees last introduced Modified Licensed Product.

Upon expiration of this Agreement under this paragraph, *****

11.	TERMINATION

(A)
If GROUP shall fail to pay to TIB, or GWUS shall fail to pay to TLLC, royalties as provided under this Licence Agreement for ***** TIB or TLLC as the case may be, may in its sole discretion, terminate this Licence Agreement and the licenses granted hereunder after giving GROUP or GWUS as the case may be, ***** written notice thereof and ***** additional days for GROUP or GWUS to cure such breach. Such cure shall be effected by GROUP remitting to TIB, or GWUS remitting to TLLC as the case may be, the full amount of the unpaid royalties together with interest on said amount calculated at a rate that is ***** above the base lending rate of the Bank of Montreal from the date when payment of the outstanding royalties originally fell due

(B)	Other than as provided for in subparagraph 11(A):

(i)
BIOCHEM may terminate this Licence Agreement in the event of a material breach by a party to the first part of this Agreement, PROVIDED ONLY that BIOCHEM gives to the breaching party written notice of the breach and a reasonable time, not to exceed ninety (90) days, in which to cure or to take reasonable steps to cure such breach; and

(ii)
GROUP may terminate this Agreement on behalf of the parties to the first part of this Agreement in the event of material breach by PHARMA, THB, TIB or TLLC, PROVIDED ONLY that GROUP gives to the breaching Party written notice of the breach and a reasonable time, not to exceed ***** in which to cure or to take reasonable steps to cure such breach

(C)
This Agreement shall terminate forthwith on written notice from GROUP to BIOCHEM or from BIOCHEM to GROUP if BIOCHEM (in the case of a notice from GROUP) or GROUP (in the case of a notice from BIOCHEM shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application against BIOCHEM or GROUP, or any such proceeding shall have been commenced against it, in which an order for relief is entered or which remains undismissed for a period of thirty (30) days or more; or BIOCHEM or GROUP by any act or omission shall indicate its consent to, approval of or acquiescence in, any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for it or any substantial part of any or its properties, or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more

12.	RIGHTS ON TERMINATION OR EXPIRATION

(A)
If this Agreement is terminated by BIOCHEM pursuant to subparagraphs 11(A) or 11(B) or is terminated under subparagraph 11(C) as a result of GROUP being affected by any of the circumstances listed therein:

(i)
GROUP shall promptly return to BIOCHEM all written Know-How provided by BIOCHEM during the term of this Agreement. GROUP, its Affiliates and sublicensees shall immediately cease to use and thereafter refrain from using such Know-How; and

(ii)
GROUP, its Affiliates and sublicensees shall promptly transfer all rights and copies to BIOCHEM of all product registrations, product licence applications and other drug designations relating to Modified Licensed Product

(B)
If this Agreement is terminated by GROUP pursuant to subparagraph 11(B) or is terminated under subparagraph 11(C) as a ·result of BIOCHEM or any of its Affiliates being affected by any of the circumstances listed therein, GROUP and its Affiliates shall have a non-exclusive, worldwide, paid-up licence with a right to sublicense under Licensed Patents and Know-How to manufacture, have manufactured, use and sell Modified Licensed Product and to disclose Know-How in the circumstances set out in paragraph 8 herein and shall be without further financial obligation to BIOCHEM

(C)
Termination of this Agreement for any reason shall be without prejudice to the right of BIOCHEM to receive all royalties accrued and unpaid on the effective date of termination and shall not relieve either party of any liability or from any obligations which accrued hereunder prior to such termination.

(D)	The confidentiality obligation set forth in paragraph 8 shall survive the termination or expiration of this Agreement

13.	WARRANTIES

(A)
BIOCHEM warrants and represents that the rights granted herein are free of any encumbrance, and that it has not executed and agrees it will not execute any agreements inconsistent with or impair the exclusive licenses granted hereunder

(B)
BIOCHEM warrants and represents that all patent applications, patents and Know-How relevant to Modified Licensed Product hereunder have been disclosed to GROUP and are included within the definition of Licensed Patents, and/or Know-How

(C)
Each party warrants and represents to the other party that it has the full right and authority to enter into this Agreement without the consent or approval of any Independent Third Party and that its obligations and duties hereunder are not contrary to, or in conflict with, any of its obligations and duties to any Independent Third Party

14.	PUBLICITY

No party shall issue any press release or other publicity materials or make any representation with respect to the existence of this Agreement or the subject matter thereof without the prior written consent of the other party. However, this restriction shall not apply to announcements required by law or regulation except that in such event the parties shall coordinate to the extent possible with respect to the wording of any such announcement

15.	FORCE MAJEURE

No party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by riots, civil commotions, wars, hostilities between nations, governmental laws, orders or regulations, embargoes, actions by the government or any agency thereof, acts of God, storms, fires, accidents, labour disputes or strikes, sabotage, explosions or other similar or different contingencies, in each case, beyond the reasonable control of the respective parties (“Force Majeure”). If the performance of any obligation under this Agreement is delayed owing to Force Majeure for any continuous period of more than six (6) months, the parties hereto shall consult with respect to an equitable solution, including the possible termination of this Agreement

16.	SEVERABILITY

In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable

17.	ASSIGNMENT

This Agreement shall not be assignable in whole or in part by either party hereto except to a successor thereto (or, in the case of GROUP, to an Affiliate) without the prior written consent of the other party hereto. When duly assigned in accordance herewith this Agreement shall be binding upon and inure to the benefit of the successor or assignee

18.	AMENDMENT

This Agreement replaces the Original Agreement and all other documents executed or delivered pursuant thereto, including the documents related to the Original Agreement listed in Schedule 4 hereto, with effect from November 20, 1995. The Original Agreement shall be used solely to determine the rights and obligations as between the parties in existence up to and including 19 November 1995 in relation to Modified Licensed Product and Residual Product. Schedule 4 hereto sets out a table of concordance indicating the documents agreements and schedules related to the Original Agreement, and the documents, agreements and schedules related to this Agreement.

No modification or amendment of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed on behalf of the parties hereto

19.	RELATIONSHIP OF PARTIES

All parties are independent contractors under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute BIOCHEM or GROUP as partners or joint venturers with respect to this Agreement except to the extent contemplated in the Partnership Agreement set out in Schedule 3 to this Agreement. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any other contract, agreement, or undertaking with any third party

20.	NOTICES

All notices or communications sent or delivered hereunder by one party to the other party shall be in writing and shall be deemed duly given when delivered to the other party at the address set out in Schedule 5 hereto or by telecopier to the number set out on Schedule 5, or at such other address (or to such other person) as the other party may designate by notice to the said one party hereunder.

21.	WAIVER

The failure on the part of either party hereto to exercise or enforce any right conferred upon it hereunder shall not be deemed to be a waiver of any such right or operate to bar the exercise or enforcement thereof at any time or times thereafter.

22.	TITLES

The marginal headings have been inserted for convenience only and do not form part of this Agreement.

23.	DISPUTE SETTLEMENT AND GOVERNING LAW

The parties agree to attempt to settle any dispute, controversy or difference arising out of or relating to this Agreement, or breach thereof, by friendly discussions. If and when any such dispute, controversy or difference is not settled by such measures, then it shall be decided in accordance with the rules of the International Chamber of Commerce by a single arbitrator appointed pursuant to such rules. The parties shall cause such arbitrator to be bound by confidentiality undertakings substantially equivalent in their effect to those contained in paragraph 8 hereof. The parties agree to be bound by the award of such arbitration and that such award may be enforced by any court of competent jurisdiction. The place of arbitration shall be the city of the respondent party in any dispute. In the event of multiple respondents involving GROUP and/or GWUS and/or GWC, the parties to the arbitration agree that the place of arbitration will be Toronto, Canada unless otherwise agreed to by the parties to the arbitration. This Agreement shall be construed in all respects and take effect in accordance with the laws of the Province of Ontario unless otherwise agreed to by the parties to the arbitration.

24.	SRA

The parties hereby confirm that the SRA was extended by the parties to December 31, 1995, in consideration of an aggregate payment by GWC of *****. A final installment of ***** of the said amount shall be payable on the signing of this Agreement.

25.	JOINT and SEVERAL

The parties acknowledge and agree that all of the covenants, agreements, representations, warranties and other obligations of BIOCHEM hereunder are joint and several covenants, obligations, representations, warranties and obligations of PHARMA, THB, TIB and TLLC.

26.	LANGUAGE

The Parties hereto have expressly requested that this Agreement and all related documents and notices be drafted in the English language. Les parties aux présentes ont exigé, de façon expresse, que le présent contrat de meme que tous les documents et avis qui s’y rattachent soient rédigés en langue anglaise.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

SIGNED BY: GLAXO GROUP LIMITED in the presence of:	) ) )

SIGNED BY: for and on behalf of GLAXO WELLCOME INC. (GWUS) in the presence of:	) ) ) ) )

SIGNED BY: for and on behalf of GLAXO WELLCOME INC. (GWC) in the presence of:	) ) ) )

SIGNED BY: for and on behalf of BIOCHEM PHARMA INC. in the presence of:	) ) ) )

SIGNED BY: for and on behalf of TANAUD HOLDINGS (BARBADOS) LIMITED in the presence of:	) ) ) ) )

SIGNED BY: for and on behalf of TANAUD INTERNATIONAL B.V. in the presence of:	) ) ) )

SIGNED BY: for and on behalf of TANAUD LLC. in the presence of:	) ) ) )

SCHEDULE 1

“Residual Product” means any compound falling within the general formula (1) the geometric and optical isomers thereof, and mixtures of those isomers:

wherein:

R1 is selected from a group consisting of hydrogen, an acyl group having 1 to 16 carbon atoms, benzoyl and a benzoyl substitued in any position by at least one halogen, lower alkyl, lower alkoxy, nitro and trifluoromethyl groups;

R2 is a heterocyclic radical selected from a group consisting of:

Cont’d/p.2

R3 and R4 are independently selected from the group consisting of hydrogen and lower alkyl groups;

RS is selected from the group consisting of lower alkyl and halogens;

or any compound falling within the general formula (II), the geometric and optical isomers thereof, and mixtures of those isomers:

wherein:

R6 is hydrogen;

R7 is a purine or pyrimidine base or an analogue or derivative thereof;

Z is selected from the group consisting of S1 S =O or SO2;

and pharmaceutically acceptable derivatives thereof.

SCHEDULE 2

*****

COUNTRY	SERIAL NO.	FILING DATE	STATUS
*****	*****	*****	*****
ARIPO	AP/P/90/00163	8 February 1990	Patent AP 136
*****	*****	*****	*****
Australia	49201/90	8 February 1990	Patent 630913
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
European Patent Designated Countries: Austria Belgium Switzerland Germany Denmark France United Kingdom Italy Liechtenstein Luxembourg Netherlands Spain Sweden Greece	90301335.7 EP 0382526	8 February 1990	Allowed
*****	*****	*****	*****
*****	*****	*****	*****
Hungary	708/90	7 February 1990	Patent 208,134
Hungary / Pipeline	P / P 00058	15 December 1994	Patent 210537
*****	*****	*****	*****
*****	*****	*****	*****

*****

COUNTRY	SERIAL NO.	FILING DATE	STATUS
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
Malaysia	9000206	8 February 1990	Patent MY105523A
*****	*****	*****	*****
*****	*****	*****	*****
New Zealand	232421	8 February 1990	Patent 232421
Nigeria	31/90	8 February 1990	Patent RP 10849
*****	*****	*****	*****
OAPI	59/35	8 February 1990	Patent 9193
Pakistan	57/90	8 February 1990	Patent 132128
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
South Africa	90/0943	8 February 1990	Patent 90/0943
*****	*****	*****	*****
Taiwan	79101049	10 February 1990	Patent 050260
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
United States	07/308,101	8 February 1889	Patent 5,047,407
United States DIV	07/716,627	17 June 1991	Patent 5,151,426
*****	*****	*****	*****
*****	*****	*****	*****

*****

COUNTRY	SERIAL NO.	FILING DATE	STATUS
*****	*****	*****	*****
Australia	11534/92	3 January 1992	Patent 660650
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
European Patent Designated Countries: Austria Belgium Switzerland Germany Denmark France United Kingdom Italy Liechtenstein Luxembourg Netherlands Spain Sweden Greece Monaco Portugal	92901354.8 EP 0565549	3 January 1992	Patent 0565549131
*****	*****	*****	*****
Germany	P69201 94810-08		Patent 565549131
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****

COUNTRY	SERIAL NO.	FILING DATE	STATUS
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
South Africa	92/0058	3 January 1992	Patent 92/0058
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****

COUNTRY	SERIAL NO.	FILING DATE	STATUS
*****	*****	*****	*****
*****	*****	*****	*****
Australia	16394/92	20 May 1992	Patent 655973
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
European Patent Designated Countries: Austria Belgium Switzerland Germany Denmark France United Kingdom Italy Liechtenstein Luxembourg Netherlands Spain Sweden Greece Monaco Portugal	92304552.0 EP 0515157	20 May 1992	Accepted
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****

COUNTRY	SERIAL NO.	FILING DATE	STATUS
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
New Zealand	242817	20 May 1992	Patent 242817
*****	*****	*****	*****
*****	*****	*****	*****
Pakistan	240/92	21 May 1992	Patent 133215
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
South Africa	92/3640	19 May 1992	Patent 92/3640
*****	*****	*****	*****
Sri Lanka	10587	21 May 1992	Patent 10587
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****

COUNTRY	SERIAL NO.	FILING DATE	STATUS
*****	*****	*****	*****
ARIPO	AP/P/91/00255	2 May 1991	Patent AP 182
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****

COUNTRY	SERIAL NO.	FILING DATE	STATUS
*****	*****	Not confirmed	Pending
*****	*****	2 May 1991	Pending
*****	*****	20 April 1995	Patent (Number Not Confirmed)
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
Morocco	PV 22144	29 April 1991	Patent PV22144
New Zealand	238017	1 May 1991	Patent 238017
Nigeria	71/91	30 April 1991	Patent RP 11.263
*****	*****	*****	*****
OAPI	PV 60122	2 May 1991	Patent 9559
Pakistan	160/91	30 April 1991	Patent 132680
*****	*****	*****	*****
Poland	P293181	2 May 1991	Accepted
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
South Africa	91/3293	30 April 1991	Patent 91/3293
*****	*****	*****	*****
Sri Lanka	10346	2 May 1991	Patent 10346
Taiwan	80105621	19 July 1991	Patent 59316
*****	*****	*****	*****
*****	*****	*****	*****
Tunisia	SN91029	2 May 1991	Patent 16428
*****	*****	*****	*****

*****

COUNTRY	SERIAL NO.	FILING DATE	STATUS
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

GLAXO WELLCOME INC.

-and-

BIOCHEM PHARMA INC.

_______________________________

PARTNERSHIP AGREEMENT

January 1, 1996
_______________________________

INDEX

ARTICLE 1

INTERPRETATION
1.1	Defined Terms	2
1.2	General Definitions	4

ARTICLE 2

FORMATION OF PARTNERSHIP

2.1	Formation of the Partnership	5
2.2	Purpose of the Partnership	5
2.3	Interests of the Partners	6
2.4	Scope of Authority	6
2.5	Partition	6
2.6	Partnership Interest of the Partners	6

ARTICLE 3

EXPLOITATION RIGHTS

3.1	Master Licence Agreement	7
3.2	Additional Conveyance Documents	7

ARTICLE 4

MANAGEMENT COMMITTEE

4.1	Function of the Management Committee	7
4.2	Major Decisions	7
4.3	Composition of the Management Committee	9
4.4	Meetings of the Management Committee	10
4.5	Quorum of the Management Committee	10
4.6	Decisions of the Management Committee	10
4.7	Rules and Regulations	11
4.8	Chairman	11
4.9	Appointment of a Secretary	11
4.10	Minutes of Meetings	11
4.11	Technical and Professional Assistance	11

(i)

ARTICLE 5

CAPITAL ACCOUNTS AND DISTRIBUTIONS

5.1	Capital Accounts	11
5.2	Increases to Capital Accounts	11
5.3	Decreases in Capital Accounts	12
5.4	Allocations of Profit and Loss	12
5.5	Liquidation	12
5.6	Distribution Rules	12
5.7	Fiscal Year	13

ARTICLE 6

FINANCING AND BUDGETING

6.1	Required Initial Contributions	13
6.2	Additional Contributions	13
6.3	Books and Accounts	13
6.4	Audits	13

ARTICLE 7

DISPUTE RESOLUTION

7.1	Final and Binding Arbitration	14
7.2	Notice	14
7.3	Selection of Arbitrator	14
7.4	Arbitration Hearing	14

ARTICLE 8

TRANSFERS AND DISPOSITIONS

8.1	Prohibition on Transfer	15
8.2	Transfer to Affiliates	15

ARTICLE 9

TERM

9.1	Commencement of Term	15

ARTICLE 10

NOTICES

10.1	Addresses of Service	15

(ii)

10.2	Change of Address for Service	16
10.3	Deemed Receipt	16
10.4	Postal Interruption	16

ARTICLE 11

INDEMNIFICATION AND SURVIVAL

11.1	BioChcm Indemnity	16
11.2	Glaxo Indemnity	17
11.3	Extent of Indemnification	17
11.4	Claim	17
11.5	Failure to Defend	18
11.6	Defence	18
11.7	Set-off	18
11.8	Interest	18
11.9	Decisions	18

ARTICLE 12

GENERAL PROVISIONS

12.1	Extension of Meaning	19
12.2	“Herein”, etc	19
12.3	Headings of Articles and Sections	19
12.4	Partial Invalidity	19
12.5	Entire Agreement	19
12.6	Governing Law	19
12.7	Waiver	20
12.8	Amendments	20
12.9	Enurement	20
12.10	English Language	20

(iii)

THIS PARTNERSHIP AGREEMENT made as of the 1st day of January, 1996.

B E T W E E N:

GLAXO WELLCOME INC.,
a corporation amalgamated under the laws of Ontario and having an office at 7333 Mississauga Road North, Mississauga, Ontario

(hereinafter called “Glaxo”)

OF THE FIRST PART

-and-

BIOCHEM PHARMA INC.,
a corporation incorporated under the laws of Quebec and having an office at 275 Armand-Frappier Boulevard, Lava1, Quebec

(hereinafter called “BioChem”)

OF THE SECOND PART

RECITALS

A.
Pursuant to the Master Licence Agreement (hereinafter defined) Glaxo was granted the rights, in conjunction with BioChem, (i) under Licensed Patents (hereinafter defined) to develop, register, manufacture, have manufactured, use and sell Modified Licensed Product (hereinafter defined) in Canada, and (ii) under Know-how (hereinafter defined) to develop, register, manufacture, have manufactured, use and sell Modified Licensed Product.

B.	Glaxo and BioChem have agreed to form a partnership for the purpose of exploiting the rights referred to in the preceding recital.

C.	Glaxo and BioChem have entered into this Agreement for the purpose of establishing their respective rights and obligations in relation to the partnership hereby constituted.

NOW. THEREFORE, THE PARTIES AGREE AS FOLLOWS:

ARTICLE 1

INTERPRETATION

1.1 Defined Terms.  In this Agreement, unless the context or subject matter is inconsistent therewith, the following terms and phrases shall have the following meanings:

(a)	“Additional Contribution” shall have the meaning ascribed to it in section 6.2.

(b)	“Agreement” means this Partnership Agreement and all of the Schedules attached hereto and all amendments to this Partnership Agreement as permitted by the terms of this Partnership Agreement.

(c)
“Auditors” means the chartered accounting firm ***** or such other firm of certified chartered accountants as may be appointed from time to time by the Management Committee to be the auditors for the Partnership.

(d)
“Business” means the business of exploiting the Modified Licensed Products in Canada under the Licensed Patents as contemplated by and in accordance with the provisions of the Master License Agreement and this Agreement.

(e)	“Business Day” means every day except Saturdays, Sundays and days on which banks located in Ontario or Quebec are not required to be open.

(f)	“Dollars” and the sign “$” mean lawful money of Canada.

(g)	“Effective Dale” means the 1st day of January, 1996.

(h)	“GAAP” means those accounting principles which are recognized as being generally accepted in Canada from time to time.

(i)
“Know-how” means all information, data. discoveries and trade secrets, whether or not reduced to writing, pertinent to Modified Licensed Product or to the manufacture or use of Modified Licensed Product. now or hereafter owned or controlled by BioChem or any of its affiliates;

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(j)
“Licensed Patents” means the patents and patent applications set forth in Schedule “A” hereto, as well as any additional patents issued or granted or additional patent applications in the Territory relating to Modified Licensed Product or its method of manufacture or use, or intermediates therefor, or formulations thereof; and any divisions, reissues, renewals or extensions of the term thereof; and any registrations or confirmations of any patents issued relating to Modified Licensed Product in the Territory or its method of manufacture or use, or intermediates therefor or formulations thereof, now or hereafter owned or controlled by BioChem or its affiliates.

(k)	“Major Decisions” means the decisions with respect to the matters enumerated in section 4.2 hereof, and when used in the singular, means anyone of such decisions.

(l)	“Management Committee” means the committee established in accordance with and pursuant to the provisions of Article 4 of this Agreement.

(m)
“Master Licence Agreement” means • revised and restated master licence agreement made as of the 20th day of November, 1995 among Glaxo Group Limited, Glaxo; Glaxo Wellcome Inc. (formerly Glaxo Inc.), BioChem. Tanaud International B.V., Tanaud LLC and Tanaud Holdings (Barbados) Limited.

(n)	“Modified Licensed Product” has the meaning ascribed thereto in the Master Licence Agreement

(o)	“Partners” means the persons who are party to this Agreement from time to time and “Partner” shall mean anyone of them.

(p)	“Partnership” means the partnership established by the Partners pursuant to Article 2 of this Agreement.

(q)	“Partnership Interest” for each Partner means the undivided percentage interest of such Partner in the Partnership as set forth in section 2.6 of this Agreement.

(r)	“Partner’s Representatives” means the persons appointed from time to time by each Partner to be that Partner’s representatives on the Management Committee pursuant to section 4.3 of this Agreement.

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(s)	“Prime Rate” means the prime commercial lending rate publicly announced by the Canadian Imperial Bank of Commerce as its Canadian prime rate as in effect from time to time.

(t)	“Term” means the term of this Agreement as provided in Article 9 hereof.

1.2 General Definitions. In this Agreement, unless the context or subject matter is inconsistent therewith, the following terms and phrases shall have the following meanings:

(a)	“affiliate” means, with respect to any person, any other person who directly or indirectly controls, is controlled by, or is under common control with such first person;

(b)
“contract” means all contracts, agreements, indentures, guarantees, notes, bonds, leases, mortgages, deeds of trust, licenses, franchises, commitments, arrangements, sales orders, purchase orders, warranties to third persons, arrangements, plans or understandings, whether oral or written, express or implied;

(c)	“control” of any person means:

(i)
in respect of a person, none of whose securities are publicly traded, direct or indirect beneficial ownership of more than fifty percent (50%) of voting stock, or more than fifty percent (50%) interest in the income, of such person; and

(ii)	in respect of a person, any of whose securities are publicly traded, direct or indirect beneficial ownership of at least thirty-five percent (35%) of the voting stock;

and the words “controlled” and “controlling” and similar expressions have corresponding meanings. In no event shall one of the Partners be deemed to control the Partnership;

(d)	“judgments” means all judgments, orders, writs, injunctions, rulings and decrees of any court, governmental authority or arbitration panel;

(e)	“laws” means all laws, statutes, codes, rules, regulations and ordinances of any jurisdiction;

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(f)	“liabilities” means all liabilities, debts and obligations, whether direct or indirect, whether absolute, accrued, contingent or otherwise and whether due or to become due;

(g)
“lien” means any lien, pledge, license, mortgage, security interest, claim, lease, charge, condition, restriction, assessment, conditional sales agreement, title retention agreement, hypothec, option, right of first refusal, pre-emptive right, easement or any other encumbrance whatsoever, whether direct or indirect, contingent, accrued, absolute or otherwise;

(h)	“person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, syndicate, trust, unincorporated organization, business enterprise or other entity; and

(i)	“property” means all assets, properties and business, real, personal or mixed, tangible or intangible, moveable or immoveable, including the goodwill of a person.

ARTICLE 2

FORMATION OF PARTNERSHIP

2.1 Formation of the Partnership. The Partners hereby agree to form a partnership under the laws of the Province of Ontario as of the Effective Date. The Partnership shall operate under the name of Glaxo Wellcome BioChem or such other name as the Partners may agree upon from time to time. The Partnership shall conduct the Business in accordance with the terms and conditions of this Agreement. The Partners hereby agree that this Agreement shall govern and define the respective rights and obligations of the Partners as partners in the Partnership. The principal office of the Partnership shall be located at 7333 Mississauga Road North, Mississauga, Ontario L5N 6IA or at such other location as the Management Committee may determine from time to time.

2.2 Purpose of the Partnership. The purpose and scope of the Partnership shall be limited to:

(a)	the operation of the Business;

(b)	such other purposes as may be mutually agreed upon from time to time by the Partners; and

(c)	all other things necessary or appropriate for the accomplishment of the foregoing purposes.

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2.3 Interests of the Partners. All Partnership properties shall be owned by the Partnership and no Partner shall have any ownership interests therein. Except as otherwise provided in this Agreement, each Partner shall, in proportion to its respective Partnership Interest:

(a)	contribute and be liable for its share of the liabilities of the Partnership; and

(b)	be entitled to the rights and benefits of the Partnership.

2.4 Scope of Authority. A Partner shall not be responsible or liable for any liability incurred by the other Partner before or after the execution hereof; except with regard to those liabilities relating to the Partnership incurred or assumed pursuant to the terms of this Agreement. Except as provided ‘pursuant to the terms of this Agreement. a Partner shall not have any authority to act for, to bind or to assume any obligation or responsibility on behalf of the other Partner or on behalf of the Partnership. Each Partner covenants and agrees with the other Partner to indemnify and save harmless such other Partner in accordance with Article 11 from any and all liabilities whatsoever resulting from any unauthorized acts of such indemnifying Partner with respect to the Partnership.

2.5 Partition. A Partner shall not have the right to partition Partnership property or any part thereof; nor shall any Partner make any application to a court having jurisdiction over the matter, or commence or prosecute any action for partition, and each Partner shall, in addition to all other rights and remedies in law and in equity, be entitled to a decree or order restraining and enjoining such application, petition, action or proceeding, and the Partner in breach of this section 2.5 shall not plead in defense thereto that there would not be another remedy at law adequate to meet such breach, it being recognized and agreed that the injury and damage resulting from such breach would be difficult, if not impossible, to measure monetarily and each Partner hereby expressly waives any right to partition that is provided to it pursuant to any law.

2.6 Partnership Interest of the Partners. Initially, the respective Partnership Interests of the Partners are as follows:

(a)	as to Glaxo, an undivided fifty percent (50%) interest; and

(b)	as to BioChem, an undivided fifty percent (50%) interest.

The aforesaid undivided interests may be varied from time to time only with the consent of the Partners.

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ARTICLE 3

EXPLOITATION RIGHTS

3.1 Master Licence Agreement. The Partners hereby acknowledge and agree that the Partnership is the partnership referred to in the Master Licence Agreement, formed for the purpose of exploiting the Modified Licensed Product in Canada as contemplated under Sections 2B and 6B of the Master Licence Agreement

3.2 Additional Conveyance Documents. The Partners shall execute and deliver to the Partnership such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance satisfactory to the Partners, and shall take such actions as the Partners may deem necessary or desirable in order to more effectively transfer, convey and assign to the Partnership, and to confirm the Partnership’s title to exploitation rights granted to the Partners pursuant to the Master Licence Agreement.

ARTICLE 4

MANAGEMENT COMMITTEE

4.1 Function of the Management Committee. There shall be a Management Committee of the Partnership which shall exercise overall supervision and control of the Partnership and shall determine all Major Decisions.

4.2 Major Decisions. Major Decisions shall be as follows:

(a)	the approval of all operating and capital budgets, forecasts, capital plans and long-range plans in respect of the operation of the Business and all amendments thereto and variations therefrom;

(b)
the making of any capital expenditure in any amount, if not included in an approved budget, exceeding $10,000 for anyone capital expenditure in any calendar year of the Term, exceeding $30,000 in the aggregate for all such capital expenditures made in that calendar year or any capital expenditure (even if included in an approved budget) in excess of $50,000; provided that for purposes of this section 4.2(b) expenditures for related items shall be aggregated and deemed to be one (1) expenditure;

(c)
the appointment of the Auditors and the settlement of any questions or the approval or disapproval of any recommendations based upon or arising out of any audit of the Partnership’s books and records, the approval of the audited annual financial statements of the Partnership and the approval of the Auditors’ fees;

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(d)	the appointment or designation of committees or sub-committees to study any issue in connection with the Business;

(e)
the transfer of any asset of the Partnership out of the ordinary course of business of the Partnership having a cost or a fair market value in excess of $50,000, unless provision therefore is contained in an approved budget; provided that for purposes of this section 4.2(e), transfers of related items shall be aggregated and deemed to be one (1) transfer;

(f)	the surrender or termination of any contract unless provision therefore is contained in an approved budget;

(g)	the approval of all matters concerning pay scales and employee and consultants arrangements;

(h)
the approval of the terms and conditions of any contracts made between the Partnership and a Partner or any affiliate of a Partner and any amendments to such contracts, including, without limiting the generality of the foregoing, approval of any proposed change in the purchase price payable from time to time by the Partnership to Glaxo for Modified Licensed Product purchased under the supply agreement for Modified Licensed Product, to meet the Partners’ objective for each year commencing January 1, 1998 that the profit earned by Glaxo in supplying Modified Licensed Product to the Partnership will equal the profit earned by BioChem under its marketing agreement with the Partnership;

(i)	the granting of a lien on any Partnership property;

(j)
the approval of the incurrence on behalf of the Partnership of any debt or any refinancing of debt on behalf of the Partnership other than trade accounts payable incurred in the normal course of business consistent with prior practice;

(k)
the commencement, prosecution or defense of any actions or proceedings relating to a third party dispute and the approval of the settlement or other resolution of any such dispute; provided, however if any such action or proceeding involves a Partner or any of its affiliates in a position adverse in interest to the Partnership, any action or decision relating thereto shall be taken or made by the other Partner on behalf of the Partnership;

(l)	the approval of the accounting principles and any changes to such accounting principles to be applied by the Partnership;

8

(m)	the entering into of any business by the Partnership other than the Business and all matters relating to such new business;

(n)	the making of loans to any person or the entering into of contents of guarantee or indemnity with respect to the liabilities of any person;

(o)	the approval of Additional Contributions to be made by the Partners;

(p)
the hiring of persons as employees of the Partnership and the designation of any person as Chief Medical Officer or any other officer of the Partnership together with the terms of authority and responsibility of such persons;

(q)	distributions to the Partners;

(r)	the approval of the Partnership’s annual operating plan (including the sales, marketing, personnel and operating plan and budget) and amendments thereto; and

(s)
any other decision or action which by the provisions of this Agreement, or any other contract, is required to be approved by the Management Committee or which the Management Committee determines should be subject to its approval.

4.3 Composition of the Management Committee. The Management Committee shall be composed of four (4) persons, two (2) being Partnership Representatives appointed by Glaxo and two (2) being Partnership Representatives appointed by BioChem. The initial Partnership Representatives are as follows:

Partner	Partnership Representatives
Glaxo	Paul Lucas Paul L’Archeveque
BioChem	Francesco Bellini Michael Grey

The Partners may appoint alternate persons to act as their Partnership Representatives. The notice of appointment of Partnership Representatives or alternates to the Management Committee or the notice of any change in the Partnership Representatives or alternates so appointed shall be given by one Partner to the other Partner by a notice in writing. The Partnership Representatives and alternates shall be authorized to represent and bind the

9

Partners at meetings of the Management Committee. Each Partner may remove or replace any of its Partnership Representatives or alternates by notice to the other Partner.

4.4 Meetings of the Management Committee. There shall, unless otherwise agreed by the Partners, be quarterly meetings of the Management Committee. Meetings shall be held alternately at the offices of each of the Partners at the times determined by the Management Committee. Either Partner may call a special meeting of the Management Committee upon five (5) Business Days’ notice, with agenda attached, to the other Partner. Such special meetings shall be held at such location as the Partners may agree upon or, failing agreement, at the offices of the Partner on whom the notice is served. Other meetings of the Management Committee may be held at such times and at such places as may be agreed upon by the Partners. The Partners may jointly waive the requirement for notice of a meeting of the Management Committee. Management Committee meetings may be held by conference telephone whereby each person participating is able to hear and be heard by the other persons participating. No compensation or reimbursement of expenses shall be paid by the Partnership to the Partnership Representatives or alternates.

4.5 Quorum of the Management Committee. A quorum of the Management Committee shall consist of one (1) Partnership Representative or alternate of Glaxo and one (1) Partnership Representative or alternate of BioChem. There shall be a total of two (2) votes on the Management Committee and the Partnership Representatives or alternates of Glaxo shall collectively have one (1) vote and the Partnership Representatives or alternates of BioChem shall collectively have one (I) vote. The Management Committee shall not conduct any business at meetings of the Management Committee when there is not a quorum present at such meeting except as otherwise provided in this Agreement Notwithstanding the foregoing, if none of the Partnership Representatives or alternates of a Partner attend at a properly convened Management Committee meeting, then the quorum required for such a Management Committee meeting shall be one (I) Partnership Representative or one (1) alternate of Glaxo or BioChem, as the case may be.

4.6 Decisions of the Management Committee. Decisions of the Management Committee must be approved by unanimous vote at meetings of the Management Committee or by a resolution in writing signed by at least one (1) Partnership Representative or alternate of Glaxo and one (1) Partnership Representative or alternate of BioChem. The Management Committee shall make its decisions solely in the best interests of the Partnership and within a period of time such !bat the Partnership may proceed without undue delay, having regard to the objectives and contractual commitments of the Partnership.

10

4.7 Rules and Regulations. The Management Committee may fix such rules and procedures as are necessary to carry out its duties hereunder in addition to those rules set forth herein.

4.8 Chairman. During the Term, the Partners shall appoint a person to act as chairman (the “Chairman”) of the Management Committee, with the Chairman alternately being a Partnership Representative of Glaxo and BioChem. Each Chairman shall serve for a one (1) year term, provided that the first Chairman shall serve from the Effective Date through December 31, 1996. The first Chairman shall be a partnership Representative of Glaxo. The Chairman shall be responsible for conducting meetings of the Management Committee. The Chairman shall not, in any event, have a casting vote.

4.9 Appointment of a Secretary. The Management Committee shall appoint a secretary for the Management Committee or. failing agreement upon a secretary. the Chairman shall have the power to designate a secretary, who need not be a member of the Management Committee. Minutes in summary form shall be kept of the proceedings at meetings of the Management Committee and of the matters decided thereat.

4.10 Minutes of Meetings. Minutes of each meeting of the Management Committee shall be distributed to each Partner, addressed to the attention of the Partnership Representatives. The minutes shall be deemed to be an accurate record of the meeting and the disposition of the matters raised thereat, unless any Partner objects thereto within twenty (20) Business Days after the minutes are received by the Partner or, if the next meeting of the Management Committee is earlier, at such meeting. If an objection is raised by a Partner following receipt of the minutes, but is not raised at the next ensuing meeting of the Management Committee, the objection will be deemed to have been withdrawn.

4.11 Technical and Professional Assistance. At meetings of the Management Committee, Partnership Representatives and alternates may be accompanied by technical and professional personnel whose advice may be required for the business an the agenda, but such personnel shall not be entitled to vote.

ARTICLE 5

CAPITAL ACCOUNTS AND DISTRIBUTIONS

5.1 Capital Accounts. Throughout the Term, the Partnership shall maintain a separate Capital Account for each Partner (the “Capital Accounts”).

5.2 Increases to Capital Accounts. Each Partner’s Capital Account shall be increased by:

11

(a)	the amount of money contributed by such Partner to the Partnership;

(b)	the fair market value of property contributed by such Partner to the Partnership (net of liabilities secured by the contributed property that the Partnership assumes or takes subject to); and

(c)	allocations to such Partner of Partnership income, including realized capital gains.

5.3 Decreases in Capital Accounts. Each Partner’s Capital Account shall be decreased by:

(a)	the amount of money distributed to such Partner by the Partnership;

(b)	the fair market value of property distributed to such Partner by the Partnership (net of liabilities secured by such distributed property that such Partner assumes or takes subject to); and

(c)	allocations to such Partner of Partnership losses.

5.4 Allocations of Profit and Loss. Profits and losses of Partnership and any other allocations not otherwise provided for shall be allocated among the Partners in proportion to their respective Partnership Interest.

5.5 Liquidation.

(a)
Upon dissolution, the Partners shall sell or otherwise convert all property of the Partnership into cash or receivables (or transfer the same in satisfaction of Partnership obligations) and, after payment or making provisions for payment, when due, of any debts of the Partnership, including, without limitation, debts to Partners who are creditors of the Partnership, shall distribute all proceeds thereof to the Partners, subject to any liabilities of the Partnership, in proportion to their respective Capital Accounts.

(b)
Upon the dissolution of the Partnership, each Partner will contribute to the Partnership an aggregate cash amount equal to the deficit balance in such Partner’s respective Capital Account not later than ninety (90) days after the date of liquidation of the Partnership or the end of the taxable year in which the liquidation occurs, whichever is later.

5.6 Distribution Rules. The amount of cash flow, if any, that is surplus to the operational requirements of the Partnership from time to time shall be determined

12

by the Management Committee and shall be distributed to the Partners in proportion to their allocation of profit and loss set forth in section 5.4 hereof at such times as the Management Committee determines.

5.7 Fiscal Year. The fiscal year of the Partnership shall be the calendar year.

ARTICLE 6

FINANCING AND BUDGETING

6.1 Required Initial Contributions. Each Partner shall make the following cash contributions to the Partnership:

Glaxo               -           $1,000

BioChem          -          $1,000

6.2 Additional Contributions. The Partners shall contribute all funds required from time to time for the purposes of the Partnership in excess of the funds provided for pursuant to section 6.1 hereof and the Cash flow generated from the operations of the Partnership (the “Additional Contributions”). Additional Contributions may take the form of debt or capital contributions, as the Management Committee may determine. Each Partner shall contribute its share, in accordance with its Partnership Interest, of any Additional Contributions, without deduction or set-off, within ten (10) Business Days after receipt of a notice from the Management Committee requesting the payment of such Additional Contributions.

6.3 Books and Accounts. The Partnership shall keep proper accounts of all transactions of the Business, including financial records and statements prepared in accordance with GAAP consistently applied. The accounts so maintained shall at all times be in sufficient detail to enable the Partners to keep accounts in accordance with the requirements of the applicable regulatory bodies and GAAP and to file financial reports and tax returns in accordance with such requirements.

6.4 Audits. Regular audits of the books and records of the Partnership shall be conducted once each calendar year. The costs of such audits shall be for the account of the Partnership. Each such audit shall be conducted by the Auditors or such other independent firm of chartered accountants appointed from time to time by the Management Committee. Upon conclusion of an audit, a copy of the audit report shall be furnished, within two (2) months, to each Partner and proposed adjustments will be referred to the Management Committee for appropriate adjustments and adjustments approved by the Management Committee shall be made. In the event that the Management Committee does not make an adjustment recommended in the audit report and in the further event that one of the Partners

13

gives notice in writing to the other Partner that it believes such adjustment should be approved by the Management Committee, then the Management Committee shall retain a firm of chartered accountants and that firm of chartered accountants shall review the matter and shall advise the Management Committee and the Partnership shall be bound by the decision of such firm. Each Partner shall also be entitled to audit the books and records of the Partnership at such Partner’s own expense.

ARTICLE 7

DISPUTE RESOLUTION

7.1 Final and Binding Arbitration. In the event of any claim, dispute or controversy between the Partners relating to this Agreement, the matter shall be resolved by final and binding arbitration in Toronto, Canada in accordance with the provisions of this Article 7 and there shall be no appeal therefrom.

7.2 Notice. It shall be a condition precedent that the right of any Partner to submit a matter to arbitration pursuant to the provisions hereof to give not less than ten (10) days prior notice to the other Partner of its intention to do so. Upon the expiration of such ten (10) day period, the Partner who has given such notice may proceed to refer the dispute to arbitration as provided herein.

7.3 Selection of Arbitrator. The Partner entitled to refer a matter to arbitration shall proceed to refer the matter to arbitration by appointing one (I) arbitrator and notifying the other Partner of such appointment. The other Partner shall, upon receiving such notice, appoint a second arbitrator, and the two (2) arbitrators shall within fifteen (15) days of the appointment of the second arbitrator agree upon the appointment of a third arbitrator who will act with them and be chairman of the panel In the event that a Partner shall fail to appoint an arbitrator within thirty (30) days of commencement of the arbitration proceeding, the arbitrator shall be appointed by a judge of the Ontario Court (General Division). In the event of a failure of the said two (2) arbitrators to agree within sixty (60) days after commencement of the arbitration proceedings upon the appointment of a chairman, the chairman shall also be appointed by a judge of the Ontario Court (General Division) on application by either Partner.

7.4 Arbitration Hearing. In any arbitration pursuant to this Agreement, the award or decision shall be rendered by a majority of the members of the panel provided for herein. The chairman shall fix a time and place in Toronto within twenty (20) days of his appointment for the purpose of hearing evidence and representations of the parties and shall preside over the arbitration and shall determine all questions of procedure not provided for herein in accordance with the Arbitration Act (Ontario). After hearing any evidence and representations that

14

each Partner may submit, the arbitrator shall make an award and reduce the same to writing and deliver one (1) copy to each Partner within ten (10) days after the hearing. Judgment upon the award rendered by the arbitrators may be entered in any Court having jurisdiction thereof; provided, however, that the law applicable to any controversy shall be the law set forth in section 12.6. The cost of arbitration shall be paid as specified in the award unless otherwise agreed to by the Partners.

ARTICLE 8

TRANSFERS AND DISPOSITIONS

8.1 Prohibition on Transfer. Except as otherwise provided in this Article 8, a Partner shall not transfer its Partnership Interest, in whole or in part. Any transfer of a Partnership Interest shall be void and without effect unless made in accordance with the provisions of this Article 8 or with the prior approval in writing of the Partners.

8.2 Transfer to Affiliates. Notwithstanding section 8.1 hereof; either Partner may transfer all or part of its Partnership Interest to an affiliate of that Partner (other than a company that is an affiliate by virtue of the definition of “control” in section l.2(c)(ii) hereof) provided that such affiliate becomes a party to this Agreement and in the event of such transfer, the Partner effecting the transfer of all or part of its Partnership Interest to its Affiliate shall remain fully obligated to observe and perform all of its obligations under this Agreement. For purposes of this Agreement, such Partner and affiliate shall collectively be deemed to be one (1) partner.

ARTICLE 9

TERM

9.1 Commencement of Term. Notwithstanding the date of execution of this Agreement, this Agreement shall commence on the Effective Date and unless sooner terminated with the consent of the Partners shall continue until the first anniversary date of the expiry of the Licensed Patents which provide for market exclusivity of the Modified Licensed Products in Canada.

ARTICLE 10

NOTICES

10.1 Addresses of Service. Any notice, request, demand, consent or other communication provided or permitted hereunder shall be in writing and given by personal delivery, delivered by courier, transmitted by facsimile, or sent by first

15

class mail, postage prepaid, return receipt requested, addressed to the Partner for which it is intended at the forwarding addresses:

(a)	Glaxo:

7333 Mississanga Road
North Mississauga,
Ontario L5N 6IA

Attention:     The President
Fax:               905-819-3087

(b)	BioChem:

275 Armand-Frappier Boulevard
Lava1, Quebec
H7V 4A7

Attention:     The President
Fax:               514-978-7755

10.2 Change of Address for Service. Any Partner may change its address for purposes of transmittal or receipt of any communication by giving written notice of such change to the other Partner in the manner prescribed in section 10.1 hereof.

10.3 Deemed Receipt. Any notice so given shall be deemed to have been received on the date on which it was delivered if given by personal delivery or courier or transmitted by facsimile, or, if mailed, on the fifth (5th) Business Day following the mailing thereof.

10.4 Postal Interruption. In the event of any postal interruption occurring during the Term, any notice, request, demand, consent or other communication provided or permitted hereunder shall be given by personal delivery, courier or facsimile.

ARTICLE 11

INDEMNIFICATION AND SURVIVAL

11.1 BioChem Indemnity. BioChem hereby agrees to indemnify and to hold the Partnership and Glaxo harmless from, against and in respect of, and shall on demand reimburse the Partnership and/or Glaxo for and shall have no recourse against the Partnership or Glaxo with respect to, any and all loss, expense, liability or damages suffered or incurred by the Partnership or Glaxo by reason of

16

any nonfulfillment of any covenant or agreement by BioChem contained herein or contained in any agreement between the Partnership and BioChem (or any affiliate of BioChem).

11.2 Glaxo Indemnity. Glaxo hereby agrees to indemnify and to hold the Partnership and BioChem harmless from, against and in respect of, and shall on demand reimburse the Partnership and/or BioChem for and shall have no recourse against the Partnership or BioChem with respect to, any and all loss, expense, liability or damages suffered or incurred by the Partnership or BioChem by reason of any nonfulfillment of any covenant or agreement by Glaxo contained herein or contained in any agreement between the Partnership and Glaxo (or any affiliate of Glaxo).

11.3 Extent of Indemnification. All indemnifications under this Article 11 shall include the costs of any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

11.4 Claim. Each of Glaxo and BioChem agree that within ten (10) Business Days after it becomes aware of a right to claim indemnification pursuant to Article 11, the party asserting such a claim (the “Indemnitee”) shall notify the other party (the “Indemnitor”) of any claim or demand which the Indemnitee has determined has given or could give rise to a right of indemnity under this Agreement. If such claim or demand relates to a claim or demand asserted by a third party against the Indemnitee (a “Third Party Claim”), the Indemnitor shall have the right to defend the same at its own cost and expense with counsel of its own selection, provided that (i) the Indemnitee shall at all times have the right to fully participate in the defense at its own expense; (ii) the Third Party Claim seeks only monetary damages and does not seek any injunctive or other relief against the Indemnitee; (iii) the Indemnitor unconditionally acknowledges in writing its obligation to indemnify and bold the Indemnitee harmless with respect to the Third Party Claim; (iv) counsel chosen by the Indemnitor is satisfactory to the Indemnitee, acting reasonably; and (v) the Indemnitor shall have deposited in trust with the Indemnitee’s legal counsel either an amount sufficient to secure the Indemnitor’s potential indemnity liability in the full amount of the indemnification due with respect to the Third Party Claim, inclusive of reasonably estimated interest and costs or a letter of credit, surety bond or similar security in form and substance reasonably satisfactory to the Indemnitee in an amount sufficient to satisfy the said potential indemnity liability and shall have executed a letter of instruction in form and substance acceptable to the Indemnitee acting reasonably, instructing such legal counsel to apply the amounts held by it or to realize on the letter of credit, surety bond or similar security held by it in

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satisfaction of any judgment rendered against the Indemnitee in connection with such Third Party Claim.

11.5 Failure to Defend. If the Indemnitor shall, within a reasonable time after notice of a Third Party Claim, fail to defend a Third Party Claim or shall fail to comply at all times with this Article 11, the Indemnitee shall have the right, but not the obligation, to undertake the defense of and to compromise or settle the Third Party Claim on behalf; for the account and at the risk and expense of the Indemnitor.

11.6 Defence. In the event the Indemnitor defends a Third Party Claim, it will not be permitted to control the settlement of the claim, unless (i) the terms of the settlement require only the payment of money and do not require the Indemnitee to admit any wrongdoing or take or refrain from taking any action; (ii) the full amount of the settlement is paid by the Indemnitor; (iii) the Indemnitee receives, as part of the settlement, a legally binding and enforceable and unconditional release, which is in form and substance satisfactory to the Indemnitee, acting reasonably; and (iv) the Third Party Claim and any claim or liability of the Indemnitee with respect to the claim is being fully satisfied because of the settlement and the Indemnitee is being released from any and all obligations or liabilities it may have with respect to the Third Party Claim.

11.7 Set-off. Without prejudice to the other rights, recourses and remedies of the Indemnitee in order to recover any amounts payable to it by the Indemnitor hereunder, the Indemnitee may, at its option, set-off and compensate any amounts payable by it to the Indemnitor under any provision of this Agreement or any other contract between the Indemnitor and the Indemnitee against any amounts payable to it by the Indemnitor, and any amount thus set-off or compensated shall be deemed to have been paid by the Indemnitee to the Indemnitor.

11.8 Interest. Any amount payable by the Indemnitor pursuant to this Article 11 shall bear interest at an annual percentage rate of interest equal to the sum of the Prime Rate plus one percent (1%) per annum, calculated daily in arrears from the date the Indemnitee incurs such liability, loss, expense or damage, provided that in no case shall such interest rate exceed the applicable maximum legal interest rate.

11.9 Decisions. When the Partnership is an Indemnitee pursuant to this Article 11, Glaxo shall make all decisions on behalf of the Partnership if the indemnification is pursuant to section 11.1 and BioChem shall make all decisions on behalf of the Partnership if indemnification is pursuant to section 11.2.

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ARTICLE 12

GENERAL PROVISIONS

12.1 Extension of Meaning. Unless the context or subject matter otherwise requires, words importing the singular number include plural and vice versa; references herein to any contract shall be deemed to include references to such contract as varied or replaced from time to time; and references herein to any law shall be deemed to include references to such law as re-enacted, amended or extended from time to time.

12.2 “Herein”, etc. In this Agreement the expressions “herein”, “hereof”, “hereunder”, “hereto”, “hereinafter” and similar expressions refer to this Agreement and not to any particular Article, section, paragraph or other portion of this Agreement.

12.3 Headings of Articles and Sections. The titles to the Articles and the sections of this Agreement are inserted herein solely for convenience; are not part of this Agreement; do not in any way limit or amplify the terms of the Agreement; and shall not be used as a means of interpreting the provisions of this Agreement.

12.4 Partial Invalidity. If any of the provisions contained in this Agreement shall be declared invalid, illegal or unenforceable by a court or other authority of competent jurisdiction, then this Agreement shall continue in force with respect to the enforceable provisions and all rights and remedies accrued under the enforceable provisions shall survive any such declaration, and any non-enforceable provision shall, to the extent permitted by law, be replaced by a provision which being valid, comes closest to the intention underlying the invalid, illegal or unenforceable provision.

12.5 Entire Agreement. This Agreement together with the Master Licence Agreement, the marketing and licence agreement between the Partnership and BioChem dated as of January 1, 1996, and the marketing and services agreement between the Partnership and Glaxo dated as of January 1, 1996 contain the entire agreement with respect to the subject matter herein as of the date of this Agreement and supersede all prior agreements, understandings and negotiations, whether oral or written, of the Partners with respect to the subject matter of this Agreement.  There are no representations, warranties or conditions of either of the Partners with respect to the subject matter of this Agreement except as are specifically set forth herein.

12.6 Governing Law. This Agreement shall be governed by the laws of the Province of Ontario and the law of Canada applicable therein. Each party

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irrevocably attorns to the non-exclusive jurisdiction of the Courts of Ontario in connection with the interpretation and enforcement of this Agreement.

12.7 Waiver. No provision of this Agreement shall be deemed waived and no breach excused unless such waiver or consent excusing the breach shall be in writing and signed by the Partner to be charged with such waiver or consent.  A waiver by a Partner of any provision of this Agreement shall not be construed as a wavier of any further breach of the same or any other provision of this Agreement

12.8 Amendments. No amendment, modification or rescission of this Agreement shall be effective unless set forth in writing signed by a duly authorized representative of each Partner.

12.9 Enurement. The terms and conditions contained in this Agreement shall bind the Partners and their respective successors and permitted assigns from and after the Effective Date of this Agreement

12.10 English Language. The parties hereto have expressly requested that this Agreement and all related documents and notices be drafted in the English language. Les parties aux présentes ont exigé, de façon expresse, que le présent contrat de même que tous les documents et avis qui s’y rattachent soient rédigés en langue anglaise.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement.

GLAXO WELLCOME INC.

Per:
Authorized Officer

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BIOCHEM PHARMA INC.

Per:
Authorized Officer

Per:
Authorized Officer

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SCHEDULE “A” - LICENSED PATENTS

DOCKET NUMBER	COUNTRY	STATUS	APP. NUMBER	APP. DATE	CURRENT OWNER	FILE NUMBER (GLAXO)
*****	*****	Filed	*****	*****	BIOCHEM PHARMA INC.	*****
*****	*****	Filed	*****	*****	BIOCHEM PHARMA INC.	*****
*****	*****	Filed	*****	*****	BIOCHEM PHARMA INC.	*****

SCHEDULE 4

TABLE OF CONCORDANCE

Original Agreement	This Agreement
31 January 1990 Master Licence Agreement	20 November 1995 Revised and Restated Master Licence Agreement
$ Schedule 1 “Proposed Development Plan”	deleted
$ Schedule 2 “Licensed Product”	Schedule 1 “Residual Product”
$ Schedule 3 “Licensed Patents”	Schedule 2 “Licensed Patents”
$ Schedule 4 “Joint Venture Formation Agreement”	Schedule 3 “Partnership Agreement”
$ Schedule 5 “Outline of Arrangements for Manufacture, Supply and Distribution” (Canada)	deleted
$ Schedule 6 “Outline of Arrangements for Distribution and Supply Agreement” (USA)	deleted
Sponsored Research Agreement, as amended	concluded
Addendum to Master Licence Agreement	deleted
24 January 1991 Revised Joint Venture Formation Agreement	deleted
$ Schedule 1 “Articles of Incorporation”	joint venture corporation to be dissolved
$ Schedule 2 “‘Unanimous Shareholders Agreement”	deleted
$ Schedule 3 “Joint Venture Operation Agreement”	Partnership Agreement

$ Schedule 4 “Rights Agreement”	deleted
$ Schedule 5 “Addendum to Master	deleted
$ Schedule 5 “Addendum to Master Licence Agreement”	deleted
Subscription Agreement	concluded
Shareholders Agreement	terminated
1 August 1991 Collaborative Research Agreement, as amended	concluded
Schedule 4 Table of Concordance

SCHEDULE 5

TO BIOCHEM:
BioChem Pharma Inc.
275 Armand-Frappier Blvd.
Laval, Quebec H7V 4A7
Canada
Attn: President
Fax: (514) 978-7787

TO GROUP:
Glaxo Group Limited
Lansdowne House
Berkeley Square
W1X 6BQ England
Attn: Company Secretary
Fax: 011-44-1-81-966-8330

TO GLAXO WELLCOME INC. (GWUS)
Glaxo Wellcome Inc.
Five Moore Drive
Research Triangle Park
North Carolina 27709 USA
Attn: General Counsel
Fax: (919) 549-8687

TO GLAXO WELLCOME INC. (GWC)
Glaxo Wellcome Inc.
7333 Mississauga Road North
Mississauga, Ontario
L5N 6L4 Canada
Attn: President
Fax: (905) 819-3087

TANAUD HOLDINGS (BARBADOS) LIMITED
Chancery Chambers
Chancery House, High Street
Bridgetown, Barbados
Attn: Dr. Trevor Carmichael
Fax: (809) 431-0076

TO TANAUD INTERNATIONAL B.V. (TIB)
Nieuwezijds Voorburgwal 328 G
1012 RW Amsterdam
The Netherlands
Attn: Managing Director
Fax: 31-20-627-0125

TO TANAUD LLC. (TLLC)
Ernst & Young Building
Bush Hill, Bay Street
Bridgetown, Barbados
Attn: Managing Director
Fax: (809) 429-6446